UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2018

OvaScience, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35890	45-1472564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Fourth Avenue Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 500-2802

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On February 1, 2018, we provided Intrexon Corporation with written notice of termination of our Exclusive Channel Collaboration Agreement, dated December 18, 2013 (the “OvaTure ECC”).  Pursuant to the terms of the OvaTure ECC, termination is effective 90 days following notice.  We believe that we can best continue our OvaTure development efforts by (a) building out our internal capabilities and expertise under the leadership of Dr. James Lillie, our new Chief Scientific Officer, and (b) engaging with contract research organizations that have specific, complementary capabilities to our own.  We also remain engaged with select academic institutions that supplement our OvaTure-related efforts.  We do not expect the termination of the OvaTure ECC to have a material impact on our progress.  As previously disclosed, we are in discussions with Intrexon regarding the future of the OvaXon joint venture.

Forward-Looking Statements

This report includes forward-looking statements about our plans going forward for the development of the OvaTure treatment and the impact of such plans. Actual events may differ materially from those indicated by these forward-looking statements as a result of various important factors, including risks related to: the science underlying our treatment and treatments in development, which is unproven; our ability to obtain regulatory approval where necessary for our potential treatments; our ability to develop our potential treatments on the timelines we expect, if at all; our ability to enter into and maintain successful relationships with contract research organizations and academic institutions, and our ability to build out our internal capabilities; as well as those risks more fully discussed in the “Risk Factors” section of our most recently filed Quarterly Report on Form 10-Q and/or Annual Report on Form 10-K. The forward-looking statements contained in this report reflect our current views with respect to future events. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our view as of any date subsequent to the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVASCIENCE, INC.

Date: February 1, 2018	/s/ Jonathan Gillis
Jonathan Gillis
Vice President of Finance